                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) January 4, 1999

               Southeastern Income Properties Limited Partnership
               --------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Virginia
                                    --------
                 (State or Other Jurisdiction of Incorporation)

       0-16848                                           54-1350850
(Commission File Number)                    (I.R.S. Employer Identification No.)

5 Cambridge Center, Cambridge, Massachusetts                            02142
(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 234-3000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.  Changes in Registrant's Certifying Accountant

         Effective January 4, 1999, the Registrant dismissed its prior Independent Auditors, Reznick, Fedder and Silverman ("Reznick") and retained as its new Independent Auditors, Imowitz, Koenig & Company, Inc. ("Imowitz"). Reznick's Independent Auditors' Report on the Registrant's financial statements for calendar year ended December 31, 1997, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change Independent Auditors was approved by the Registrant's managing general partner's directors. During calendar year ended 1996 and 1997 and through January 4, 1999, there were no disagreements between the Registrant and Reznick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreements if not resolved to the satisfaction of Reznick, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

         Effective January 4, 1999, the Registrant engaged Imowitz as its Independent Auditors. The Registrant did not consult Imowitz regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-B prior to January 4, 1999.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         16. Letter dated January 4, 1999 from Reznick, Fedder and Silverman.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 4th day of January, 1999.


                                            SOUTHEASTERN INCOME PROPERTIES
                                            LIMITED PARTNERSHIP

                                            By: Winthrop Southeast Limited
                                                Partnership, Its General Partner


                                                By: Eight Winthrop Properties,
                                                    Inc., Its General Partner

                                                    By: /s/ Michael Ashner
                                                        -----------------------
                                                        Michael Ashner
                                                        Chief Executive Officer
                                                        and President

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                         EXHIBIT INDEX



    Exhibit                                                  Page


16.  Letter from Reznick, Fedder & Silverman dated             5
     January 4, 1999.